UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2015

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2015, the Board of Directors of the Company adopted amendments to the Company’s Amended and Restated By-laws which provided for the following: (i) a change in the date of the Annual Meeting of Shareholders from the fourth Wednesday in April to the first Thursday in May (unless another date is set by the Board of Directors); (ii) that federal or state courts in the Commonwealth of Pennsylvania shall be the exclusive forum for certain actions involving the Company; and (iii) other minor changes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated By-laws of P. H. Glatfelter Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

February 19, 2016	By:	/s/ Kent K. Matsumoto

Name: Kent K. Matsumoto
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of P. H. Glatfelter Company